Restructuring Costs, Net	6 Months Ended
Jun. 30, 2012
Restructuring Costs, Net [Abstract]
RESTRUCTURING COSTS, NET

NOTE 3 — RESTRUCTURING COSTS, NET

During the Successor three and six months ended June 30, 2012 and 2011, Holdings incurred costs related to various cost reduction activities which are reported in the statements of comprehensive income (loss) in “Restructuring costs, net.” The components of the restructuring costs, net are as follows (in millions):

	Successor		Successor		Predecessor
	Three Months Ended June 30, 2012	Three Months Ended June 30, 2011	Six Months Ended June 30, 2012	Six Months Ended June 30, 2011	January 1, 2011 through January 25, 2011
Severance	$(0.4)	$(0.6)	$(0.8)	$(0.6)	$—
Gain on sale of land and building	—	—	0.4	—	—
Curtailment and settlement losses	(1.4)	(0.1)	(1.4)	(0.2)	—
Impairment of property, plant and equipment	(2.0)	—	(2.0)	—	—

	$(3.8)	$(0.7)	$(3.8)	$(0.8)	$—

During the Successor three months ended June 30, 2012, Holdings approved and announced a plan to close and relocate excess foundry manufacturing capacity at its Mexican operation to China and consolidate the Mexican distribution operations with Autoparts Holdings Limited (“Autoparts Holdings”), an affiliate of Holdings and Rank Group and ultimately owned by Holdings’ strategic owner, Mr. Graeme Hart. The plan includes workforce reductions, facility closures and operations consolidation. During the Successor three months ended June 30, 2012, Holdings recorded pension curtailment and settlement losses of $1.4 million related to headcount reductions and an impairment charge of $2.0 million was recorded to write down land, building and equipment to its estimated net realizable value. An estimated curtailment gain of $0.3 million related to the Mexican subsidiary’s pension plan will be recognized at the time the affected employees are terminated, which is scheduled for the fourth quarter of 2012.

Other costs expected to be incurred related to the restructuring include $0.2 million for employee retention and relocation costs and $0.3 million for remaining lease costs. The employee retention and relocation costs are being accrued ratably over the required service period of the employees and the remaining lease costs will be accrued once operations have ceased or notification has been given to the landlord, whichever is earlier.

During the Successor three and six months ended June 30, 2012, Holdings recorded severance related to involuntary terminations of employees as part of other cost reduction actions and business realignment totaling $0.4 million and $0.8 million, respectively. During the Successor six months ended June 30, 2012, Holdings recognized a gain of $0.4 million on the sale of a previously idled manufacturing facility.

During the Successor three months ended June 30, 2011, Holdings incurred severance costs of $0.6 million related to involuntary terminations of employees as part of cost reduction actions. During the Successor three and six months ended June 30, 2011, Holdings recorded pension curtailment and settlement losses totaling $0.1 million and $0.2 million, respectively, related to headcount reductions at its Mexican subsidiaries.

The following table summarizes the activity in accrued restructuring reserves, including pension obligations and property, plant and equipment, during the Successor six months ended June 30, 2012 (in millions):

	Severance Costs	Asset Impairments	Curtailment and Settlements	Total
Balance at December 31, 2011	$0.7	$—	$—	$0.7

Charges	0.8	2.0	1.4	4.2
Credits	—	—	—	—
Usage	(0.9)	—	(0.3)	(1.2)
Foreign currency translation	—	—	—	—

Balance at June 30, 2012	$0.6	$2.0	$1.1	$3.7

The severance and curtailment and settlement accruals are included in the unaudited condensed consolidated balance sheets in “Accrued expenses and other current liabilities.” The asset impairment reserve is included in the unaudited condensed consolidated balance sheets in “Property, plant and equipment, net.”